Salesforce Signs Definitive Agreement to Acquire Braze Investor Webinar October 20, 2026 Exhibit 99.2

Forward-looking Statements This presentation contains forward-looking statements, including, but not limited to, statements related to the proposed acquisition of Braze, Inc. (“Braze”) by Salesforce, Inc. (“Salesforce”). Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “will”, “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon Salesforce’s and Braze’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of Salesforce’s and Braze’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things, statements regarding the expected benefits to Salesforce, Braze and their respective customers from completing the transaction, plans for future investment and capital allocation, the expected financial performance of Salesforce following the expected completion of the transaction, and the expected completion of the transaction. Statements regarding future events are based on the parties’ current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including the parties’ ability to obtain regulatory approvals and the requisite vote by Braze shareholders and satisfy other conditions to the completion of the transaction, (ii) the effect of the announcement or pendency of the proposed transaction on Braze’s business, operating results, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) risks that the proposed transaction may disrupt Braze’s current plans and business operations or divert management’s attention from ongoing business operations, (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (v) the risk that the merger agreement may be terminated in circumstances requiring Salesforce or Braze to pay a termination fee, (vi) the risk and outcome of any legal or regulatory proceedings related to the transaction, (vii) the potential effects on the accounting of the proposed transaction, (viii) legislative, regulatory and economic developments, (ix) general economic conditions, (x) restrictions during the pendency of the proposed transaction that may impact Braze’s ability to pursue certain business opportunities or strategic transactions, (xi) the retention of key personnel, (xii) the ability of Salesforce to successfully integrate Braze’s market opportunities, technology, personnel and operations and to achieve expected benefits, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period, (xiii) the possibility that competing offers may be made, (xiv) negative effects of the announcement or the consummation of the proposed acquisition on the market price of Salesforce’s common stock and/or operating results, (xv) significant transaction costs and expenses, and (xvi) unknown liabilities. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Salesforce’s and Braze’s respective periodic reports and other filings with the Securities and Exchange Commission (the “SEC”), including the risk factors identified in Salesforce’s and Braze’s most recent Annual Reports on Form 10-K, available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. Neither Salesforce nor Braze undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Patrick Stokes President, Applications & Marketing Robin Washington President and Chief Operating and Financial Officer Bill Magnuson Co-Founder and Chief Executive Officer

Accelerates Salesforce product differentiation strategy Best-in-class product with extensive ecosystem Represents an attractive customer opportunity Strong ability to increase monetization Cultural and organizational alignment Opportunities to drive significant operational efficiencies Customer Success & Strategic Fit Acceleration Clear timeline for value accretion Use of balance sheet / non-dilutive form of consideration Appropriate valuation Value Expands Braze's reach via Salesforce's global distribution Adds deep mobile and data engineering talent Customer first and innovation heritage Efficiencies across combined businesses Complements and extends Salesforce's Marketing products Real-time, personalized mobile engagement Delivers speed and scale for high-volume B2C brands Growth accretion balanced by near term profitability dilution Expect to fund transaction via cash No change to FY30 framework at this time Responsible M&A Framework